UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2022

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

117 S. 4th Street

Neodesha Kansas 66757

 (Address of Registrant’s Principal Executive Office, Including Zip Code)

(620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Settlement Agreement

As previously disclosed, AgEagle Aerial Systems Inc. (the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”) dated April 19, 2021 (the “Purchase Agreement”) with Brandon Torres Declet, in his capacity as Sellers’ representative, and the sellers named in the Purchase Agreement (the “Sellers”) pursuant to which the Company acquired 100% of the then issued and outstanding capital stock of Measure Global Inc., a Delaware corporation (“Measure”) from the Sellers. The Company issued an aggregate of 5,319,145 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) to the Sellers as part of the consideration for the acquisition, of which 997,338 shares were held back (the “Heldback Shares”) to cover post-closing indemnification claims and to satisfy any purchase price adjustments. Pursuant to the terms of the Purchase Agreement, the Heldback Shares were scheduled to be released in three tranches, on the 12-month, 18-month and 24-month anniversary of the closing date of the acquisition.

Pursuant to the terms of the Purchase Agreement, the Company made a claim for indemnification against the Heldback Shares. On August 22, 2022, the parties entered into a Memorandum of Understanding and Mutual Release (the “Settlement Agreement”) providing for the full and final settlement of all disputes about the Heldback Shares. Pursuant to the Settlement Agreement, the Company will release 498,669 of the 997,338 Heldback Shares to the Sellers within seven (7) business days from the date of the Settlement Agreement, with the remaining 498,669 Heldback Shares to be cancelled by the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement, dated August 22, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2022

AGEAGLE AERIAL SYSTEMS INC.

By:	/s/ Nicole Fernandez-McGovern
Name:	Nicole Fernandez-McGovern
Title:	Chief Financial Officer